UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Nuveen Investment Funds, Inc.
(Exact Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice to Fund Shareholders

September 30, 2020

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	This year, you and other Fund shareholders are being asked to approve the election of Board members to serve on your Fund’s Board. The list of nominees is contained in the enclosed proxy statement.

Shareholders of the Nuveen Global Infrastructure Fund are also being asked to approve a revision of the Fund’s fundamental policy regarding industry concentration.

Your Fund’s Board, including the independent Board Members, unanimously recommends that you vote FOR each proposal applicable to your Fund.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, your Fund may not be able to hold the meeting or the vote on each issue, and additional solicitation costs may need to be incurred in order to obtain sufficient shareholder participation.

Q.	Whom do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund’s proxy solicitor, at 866-963-5818 with your proxy material.

Q.	How do I vote my shares?

A.	You may vote at the meeting, by mail, by telephone or over the Internet:

•	To vote at the meeting, please follow the instructions below for attending the meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	How can I attend the meeting?

A.	The meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the meeting only if

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you were a shareholder of your Fund as of the close of business on September 17, 2020, or if you hold a valid proxy for the meeting. Shareholders will not be able to attend the meeting in person.

You will be able to attend the meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/251819459. You also will be able to vote your shares online by attending the meeting by webcast. To participate in the meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the meeting is NUV2020.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 2:00 p.m., Central time on November 16, 2020. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend the meeting virtually on the Internet?

A.

If your shares are registered in your name, you do not need to register to attend the meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the meeting virtually on the Internet.

To register to attend the meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to shareholdermeetings@computershare.com. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Q.	Why hold a virtual meeting?

A.	In light of the public health concerns regarding the coronavirus outbreak (COVID-19), we believe that hosting a virtual meeting is in the best interests of each Fund and its shareholders.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Funds, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q.	How does the Board suggest that I vote?

A.	The Board unanimously recommends that shareholders vote FOR each proposal applicable to your Fund.

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333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

Notice of Special Meeting

of Shareholders

to be held on November 16, 2020

Nuveen Investment Funds, Inc.

Nuveen Dividend Value Fund	Nuveen Oregon Intermediate Municipal Bond Fund
Nuveen Global Infrastructure Fund	Nuveen Real Asset Income Fund
Nuveen Credit Income Fund	Nuveen Real Estate Securities Fund
Nuveen Large Cap Select Fund	Nuveen Short Term Municipal Bond Fund
Nuveen Mid Cap Growth Opportunities Fund	Nuveen Small Cap Growth Opportunities Fund
Nuveen Mid Cap Value Fund	Nuveen Small Cap Select Fund
Nuveen Minnesota Intermediate Municipal Bond Fund	Nuveen Small Cap Value Fund
Nuveen Minnesota Municipal Bond Fund	Nuveen Strategic Income Fund
Nuveen Nebraska Municipal Bond Fund

September 30, 2020

To the Shareholders of the Above Funds:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Nuveen Investment Funds, Inc., a Maryland corporation (the “Corporation”), on behalf of each series of the Corporation (each series of the Corporation, as identified above and on Appendix A to the enclosed Joint Proxy Statement, individually a “Fund,” and collectively, the “Funds”), will be held (along with meetings of shareholders of several other Nuveen funds) on Monday, November 16, 2020, at 2:00 p.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Matters to Be Voted on by Shareholders:

1.	For all Funds, to elect ten (10) Board Members.

2.	For Nuveen Global Infrastructure Fund, to approve revisions to its fundamental investment policy regarding industry concentration.

All shareholders are cordially invited to attend the Meeting, which will be held online as discussed in further detail below. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Shareholders of record as of the close of business on September 17, 2020 are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

In light of public health concerns regarding the ongoing coronavirus disease 2019 (COVID-19) pandemic, the Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. Shareholders will not be able to attend the Meeting in person. Shareholders will be able to attend the Meeting online and submit their questions during the Meeting by visiting www.meetingcenter.io/251819459. Shareholders will also be able to vote their shares online by attending the Meeting by webcast. To participate in the Meeting, you will need to log on using the control number from your proxy card or Meeting notice. The control number can be found in the shaded box. The password for the Meeting is NUV2020. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions contained in the enclosed Joint Proxy Statement.

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

Joint Proxy Statement

September 30, 2020

This Joint Proxy Statement is first being mailed to shareholders on or about October 1, 2020.

Nuveen Investment Funds, Inc.

Nuveen Dividend Value Fund	Nuveen Oregon Intermediate Municipal Bond Fund
Nuveen Global Infrastructure Fund	Nuveen Real Asset Income Fund
Nuveen Credit Income Fund	Nuveen Real Estate Securities Fund
Nuveen Large Cap Select Fund	Nuveen Short Term Municipal Bond Fund
Nuveen Mid Cap Growth Opportunities Fund	Nuveen Small Cap Growth Opportunities Fund
Nuveen Mid Cap Value Fund	Nuveen Small Cap Select Fund
Nuveen Minnesota Intermediate Municipal Bond Fund	Nuveen Small Cap Value Fund
Nuveen Minnesota Municipal Bond Fund	Nuveen Strategic Income Fund
Nuveen Nebraska Municipal Bond Fund

This Joint Proxy Statement is furnished in connection with the solicitation by the board of directors (the “Board” and each director a “Board Member” and collectively, the “Board Members”) of Nuveen Investment Funds, Inc. a Maryland corporation (the “Corporation”), on behalf of each series of the Corporation (each series of the Corporation, as identified above and on Appendix A, individually a “Fund,” and collectively, the “Funds”), of proxies to be voted at the Special Meeting of Shareholders to be held (along with the meeting of shareholders of several other Nuveen funds) on Monday, November 16, 2020, at 2:00 p.m., Central time (the “Meeting”), and at any and all adjournments, postponements or delays thereof. Appendix A sets forth the abbreviated name of each Fund by which such Fund is referred to in this Joint Proxy Statement.

Proposals

1.	For all Funds, to elect ten (10) Board Members.

2.	For Nuveen Global Infrastructure Fund, to approve revisions to its fundamental investment policy regarding industry concentration.

Voting Information

Shareholders of record as of the close of business on September 17, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

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In light of public health concerns regarding the ongoing coronavirus disease 2019 (COVID-19) pandemic, the Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. Shareholders will not be able to attend the Meeting in person. Shareholders will be able to attend the Meeting online and submit their questions during the Meeting by visiting www.meetingcenter.io/251819459. Shareholders will also be able to vote their shares online by attending the Meeting by webcast. To participate in the Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the Meeting is NUV2020. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions contained in this Joint Proxy Statement.

On the proposals coming before the Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted:

•	FOR the election of the Board Member nominees listed in this Joint Proxy Statement.

•	FOR the approval of a revision to the Nuveen Global Infrastructure Fund’s fundamental investment policy regarding industry concentration.

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending and voting at the Meeting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

A quorum of shareholders is required to take action at the Meeting. Ten percent (10%) of the shares entitled to vote at the Meeting, represented in person (virtually) or by proxy, will constitute a quorum of shareholders at the Meeting. Votes cast by proxy or in person (virtually) at each Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 1 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1.

Broker-dealers who are not members of the New York Stock Exchange may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

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The details of the proposals to be voted on by the shareholders of each Fund and the vote required for approval of the proposals are set forth under the description of the proposals below.

The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interest of each Fund in light of the similar proposals being considered and voted on by the shareholders. Certain other Nuveen funds, not listed in this Joint Proxy Statement, will also hold meetings of shareholders with similar proposals. If you were also a shareholder of record of one or more of those other funds on the record date established for the meetings of shareholders of such other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. Shareholders of each Fund that is a series of the Corporation will vote together on Proposal 1.

Only shareholders of the Nuveen Global Infrastructure Fund will vote on Proposal 2.

Shares Outstanding

Those persons who were shareholders of record as of the Record Date will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. Appendix A lists the shares of each class of each Fund that were issued and outstanding as of the Record Date.

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PROPOSAL 1: ELECTION OF BOARD MEMBERS

At the Meeting, ten (10) nominees, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Terence J. Toth, Margaret L. Wolff and Robert L. Young, each a current Board Member, and Matthew Thornton III, a nominee for election as a Board Member, are to be elected by all shareholders to serve a term until their successors shall have been duly elected and qualified.

Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale, Carole E. Stone and Terence J. Toth were last elected to the Corporation’s Board at a special meeting of shareholders held on August 5, 2014. Margaret L. Wolff was appointed as a Board Member of the Corporation effective as of February 15, 2016. Albin F. Moschner was appointed as a Board Member of the Corporation effective as of July 1, 2016. Robert L. Young was appointed as a Board Member of the Corporation effective as of July 1, 2017. Matthew Thornton III does not currently serve on the Board of the Corporation and is a nominee for election at the Meeting.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed above unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of the Corporation if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by the Corporation’s present Board.

All Board Member nominees are not “interested persons” as defined in the 1940 Act, of the Funds or of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and have never been an employee or director of Nuveen, LLC (“Nuveen”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees named herein.

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

CURRENT BOARD MEMBERS(2)

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Indefinite Length of service: Since 1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director, Public Member, American Board of Orthopedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System; formerly, Director, The Gazette Company.	155	Director and Vice Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Indefinite Length of service: Since 2004	Dean Emeritus, formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	155	Director (since 2009) of Wellmark, Inc.; formerly, Director (2004-2018) of Xerox Corporation

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Board Member	Term: Indefinite Length of service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer(1995-1996) of Zenith Electronics Corporation.	155	Formerly, Chairman (2019) and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016)

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Indefinite Length of service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	155	None

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Indefinite Length of service: Since 1997	Board Member of the Land Trust Alliance (since 2013); formerly, Board Member of the U.S. Endowment for Forestry and Communities (2013-12/2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	155	None

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Indefinite Length of service: Since 2007	Former Director, Chicago Board Options Exchange, Inc. (2006-2017) and C2 Options Exchange, Incorporated (2009-2017); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	155	Formerly, Director (2010-2020), Cboe Global Markets, Inc. (formerly, CBOE Holdings, Inc.).

Terence J. Toth(3) 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Indefinite Length of service: Since 2008	Formerly, Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); formerly, Director, Fulcrum IT Service LLC (2010-2019); formerly, Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and is Chair of its Investment Committee; formerly, Member, Chicago Fellowship Board (2005-2016); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	155	None

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Indefinite Length of service: Since 2016	Formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	155	Formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Indefinite Length of service: Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	155	None

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

BOARD MEMBER NOMINEE

Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	None(4)	Term: Indefinite Length of service: Not Applicable(4)	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).	None(4)	Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products).

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Each current Board Member has been nominated to stand for election at the Meeting.
(3)

Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, LLC, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.

(4)

Mr. Thornton has been nominated for election to the Board and the boards of certain other funds in the Nuveen fund complex and has been appointed to the boards of certain other funds in the Nuveen fund complex, such appointment to become effective as of November 16, 2020. If Mr. Thornton is elected to the board of each such fund for which he has been nominated and assuming such appointments become effective, Mr. Thornton will oversee 154 portfolios in the Nuveen fund complex.

Share Ownership

In order to create an appropriate identity of interests between Board Members and shareholders, the boards of directors/trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in funds in the Nuveen complex.

The dollar range of equity securities beneficially owned by each Board Member and nominee in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2019 is set forth in Appendix B. The number of shares of each Fund beneficially owned by each Board

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Member and by the Board Members and executive officers of the Funds as a group as of December 31, 2019 is set forth in Appendix B. As of the Record Date, each Board Member’s and executive officer’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of the Record Date, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund.

Compensation

Independent Board Members receive a $195,000 annual retainer plus: (a) a fee of $6,750 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $5,000 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chair of the Board receives $90,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee receive $15,000 as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen funds that are discussed at a given meeting.

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The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The tables set forth in Appendix C show, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member for its last fiscal year and the aggregate compensation paid by all Nuveen funds to each Board Member for the calendar year ended December 31, 2019.

The Corporation has no employees. Each officer of the Corporation serves without any compensation from the Funds. The CCO’s compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. Each Fund reimburses the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

Board Leadership and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a

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single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chair that is an Independent Board Member. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Terrence J. Toth as the independent Chair of the Board. Specific responsibilities of the Chair include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Terence J. Toth, Chair, Albin F. Moschner and Margaret L. Wolff. The number of Executive Committee meetings of the Corporation held during the calendar year ended December 31, 2019 is shown in Appendix D.

Audit Committee. The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen funds, and the audits of the financial statements of the Nuveen funds; the quality and integrity of the financial statements of the Nuveen funds; the Nuveen funds’ compliance with legal and regulatory requirements relating to the Nuveen funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen funds’ portfolios. Subject to the Board’s general supervision of such actions,

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the Audit Committee addresses any valuation issues, oversees the Nuveen funds’ pricing procedures and actions taken by the Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen funds’ securities brought to its attention and considers the risks to the Nuveen funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the directors, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and Judith M. Stockdale, each of whom is an Independent Board Member of the Funds. A copy of the Charter is available at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. The number of Audit Committee meetings of the Corporation held during the calendar year ended December 31, 2019 is shown in Appendix D.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of directors; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee or director compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, IL 60606. The Nominating

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and Governance Committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview any and all candidates and to make the final selection of any new directors. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an independent director candidate, independence from the Adviser, Nuveen Asset Management LLC, the Funds’ sub-adviser, Nuveen Securities, LLC, the Funds’ distributor (the “Distributor”), and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent director at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. This committee is composed of Independent Board Members. The members of the Nominating and Governance Committee are Terence J. Toth, Chair, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Margaret L. Wolff and Robert L. Young. The number of Nominating and Governance Committee meetings of the Corporation held during the calendar year ended December 31, 2019 is shown in Appendix D.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Robert L. Young, Chair, William C. Hunter, Albin F. Moschner and Margaret L. Wolff. The number of Dividend Committee meetings of the Corporation held during the calendar year ended December 31, 2019 is shown in Appendix D.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks

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related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ CCO and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are John K. Nelson, Chair, Albin F. Moschner, Terence J. Toth, Margaret L. Wolff and Robert L. Young. The number of Compliance Committee meetings of the Corporation held during the calendar year ended December 31, 2019 is shown in Appendix D.

Open-End Funds Committee. The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Albin F. Moschner, Chair, William C. Hunter, John K. Nelson, Judith M. Stockdale and Terence J. Toth. The number of Open-End Funds Committee meetings of the Corporation held during the calendar year ended December 31, 2019 is shown in Appendix D.

Number of Board Meetings. The number of regular quarterly meetings and special meetings held by the Board of the Corporation held during the calendar year ended December 31, 2019 is shown in Appendix D.

Board Member Attendance. During the calendar year ended December 31, 2019, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at shareholder meetings of the Funds is posted on the Funds’ website at www.nuveen.com/en-us/products/fund-governance.

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Board Diversification and Board Member Qualifications

In determining that a particular nominee was qualified to serve on the Board, the Board considered each nominee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each nominee satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each nominee should serve as a Board Member. References to the experiences, qualifications, attributes and skills of each nominee are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any nominee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Jack B. Evans. Mr. Evans has served as Chairman (since 2019) and President (1996-2019) of the Hall-Perrine Foundation, a private philanthropic corporation. Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. He was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the American Board of Orthopedic Surgery as a Public Member Director (since 2015) and is a Life Trustee of Coe College. He has a Bachelor of Arts from Coe College and a M.B.A. from the University of Iowa.

William C. Hunter. Dr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa in 2012, after having served as Dean of the College since July 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. He has held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. He has consulted with numerous foreign central banks and official agencies in Europe, Asia, Central America and South America. He has been a Director of Wellmark, Inc. since 2009. He is a past Director (2005-2015) and a past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society and a past Director (2004-2018) of the Xerox Corporation.

Albin F. Moschner. Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to

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June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner has been Chairman of the Board (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson. Mr. Nelson is on the Board of Directors of Core12, LLC (since 2008), a private firm that develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President’s Council (2010-2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University and holds a BA in Economics (1984) and an MBA in Finance (1991).

Judith M. Stockdale. Ms. Stockdale retired in 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low Country of South Carolina. She is currently a board member of the Land Trust Alliance (since 2013). Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Councils of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the boards of Brushwood Center, Forefront f/k/a Donors Forum and the U.S. Endowment for Forestry and Communities. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone. Ms. Stone recently retired from the Board of Directors of the Cboe Global Markets, Inc. (formerly, CBOE Holdings, Inc.), having served from 2010-2020. She previously served on the Boards of the Chicago Board Options Exchange and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999.

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She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Matthew Thornton III. Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001.

Terence J. Toth. Mr. Toth, the Nuveen funds’ Independent Chair, was a Co-Founding Partner of Promus Capital (2008-2017). From 2010 to 2019, he was a Director of Fulcrum IT Service LLC and from 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Board of Quality Control Corporation (since 2012) and Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and is the Chair of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his M.B.A. from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff. Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the

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Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Robert L. Young. Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Independent Chair

Terrence J. Toth currently serves as the independent Chair of the Board. Specific responsibilities of the Chair include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

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The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Greg A. Bottjer 333 West Wacker Drive Chicago, IL 60606 1971	Chief Administrative Officer	Term: Annual Length of Service: Since 2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen Investments Holdings, Inc.; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst	73

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013).	155

Diana R. Gonzalez 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).	155

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	155

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2004	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	155

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2000	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	155

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term: Annual Length of Service: Since 2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.	155

Jacques M. Longerstaey 333 West Wacker Drive Chicago, IL 60606 1963	Vice President	Term: Annual Length of Service: Since 2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013–2019).	155

22

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017), Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly, Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	155

23

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Jon Scott Meissner 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.	155

Deann D. Morgan 100 Park Avenue New York, NY 10016 1969	Vice President	Term: Annual Length of Service: Since 2020	Executive Vice President, Global Head of Product at Nuveen (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing, The Blackstone Group (2013-2017).	155

24

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 1971	Vice President and Secretary	Term: Annual Length of Service: Since 2008	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.	155

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Annual Length of Service: Since 2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	155

E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017 1973	Vice President and Controller	Term: Annual Length of Service: Since 2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.	155

25

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 1996	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President (since 2017), Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.	155

Independent Registered Public Accounting Firm

The Independent Board Members have unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to audit the books and records of each Fund for each Fund’s current fiscal year.

A representative of PwC will be present at the Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. PwC has informed each applicable Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

26

Audit and Related Fees

The tables set forth in Appendix E provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Shareholder Approval

For the Corporation, the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Board Members of the Corporation. This means that the nominees receiving the highest number of affirmative votes cast at the Meeting will be elected to serve as Board Members. For purposes of determining the approval of the proposal to elect nominees for the Corporation, abstentions and broker non-votes will have no effect on the election of Board Members.

The Board unanimously recommends that shareholders of each Fund vote FOR the election of each nominee of the Board.

27

PROPOSAL 2: REVISION TO FUNDAMENTAL INVESTMENT POLICY

(Nuveen Global Infrastructure Fund only)

The 1940 Act requires that funds adopt certain investment policies that can only be changed by a vote of shareholders. These policies are considered “fundamental.” A fund must adopt fundamental policies related to the classifications and sub-classifications under the 1940 Act under which the fund may operate; borrowing money; the issuance of senior securities; engaging in the business of underwriting securities issued by other persons; concentrating investments in a particular industry or group of industries; the purchase and sale of real estate and commodities; and making loans to other persons. These policies are commonly referred to as “fundamental investment restrictions.” A fund may also elect to designate other policies as fundamental.

Proposed Revision to Fundamental Policy Related to Industry Concentration

Current Fundamental Investment Policy

Nuveen Global Infrastructure Fund (the “Fund”) currently has the following fundamental investment policy, which can only be changed by a vote of the Fund’s shareholders:

The Fund will not concentrate its investments in a particular industry.

Proposed Fundamental Investment Policy

The Board has proposed the following fundamental investment policy:

The Fund shall concentrate its investments in securities of issuers in infrastructure industries.

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities issued by U.S. and non-U.S. infrastructure-related companies. Infrastructure-related companies are composed of issuers in a variety of infrastructure-related industries, including electric utilities, transportation infrastructure and wireless telecommunication services. Pursuant to the Fund’s fundamental industry concentration policy, the Fund currently may not invest more than 25% of the value of its assets in any single such industry. From time to time, certain infrastructure industries may represent more than 25% of the infrastructure sector, as represented by the Fund’s benchmark, the S&P Global Infrastructure Index. As a result the Fund’s industry concentration policy may require underweighting the largest industries within the sector, as represented by the benchmark and limit the investment team’s ability to express industry-specific conviction.

Therefore, the Fund proposes to adopt a fundamental industry concentration policy, consistent with that of many peer infrastructure funds and other funds in the Fund Complex with a sector focus, to concentrate (i.e., invest more than 25% of the value of its assets) in securities of issuers in the group of industries that constitute the infrastructure sector.

The definition of “infrastructure industries” includes the following industries (as measured by reference to the Global Industry Classification Standard, or GICS): Air Freight and Logistics; Airlines; Electric Utilities; Energy Equipment and Services; Gas Utilities; Independent Power

28

and Renewable Electricity Producers; Marine; Multi-Utilities; Oil, Gas and Consumable Fuels; Road and Rail; Transportation Infrastructure; and Water Utilities.

The rationale for changing from non-concentrated to concentrated is to facilitate the implementation of the Fund’s investment strategy within the infrastructure sector and enable the Fund’s portfolio management team to better express their convictions within the sector. The Board believes that the proposed amendment to the fundamental policy regarding industry concentration will provide the Fund with greater investment flexibility and improve the investment team’s ability to efficiently execute the investment strategy for Fund shareholders.

The Board recommends that you vote FOR this proposal.

Shareholder Approval

The above proposed revision to the Fund’s fundamental investment policy must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the above proposal, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

If approved by shareholders of the Fund, the amended and restated fundamental investment policy will become effective when the Fund’s Statement of Additional Information (“SAI”) is revised or supplemented to reflect the amendment. If the proposed amendment is not approved by the Fund’s shareholders, the current fundamental investment policy will remain in effect.

29

ADDITIONAL INFORMATION

Attending the Meeting

In light of public health concerns regarding the ongoing coronavirus disease 2019 (COVID-19) pandemic, the Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person. Shareholders may participate in the Meeting at www.meetingcenter.io/251819459 by entering the control number found on the shareholder’s proxy card and password NUV2020 at the date and time of the Meeting. Shareholders may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting.

If your shares are registered in your name, you do not need to register to attend the Meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.

To register to attend the Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to shareholdermeetings@computershare.com. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the Meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Principal Shareholders

The persons who held of record more than 5% of any class of shares of each Fund, as of the Record Date, are set forth on Appendix F. To the knowledge of the Funds, as of the Record Date, no shareholder owned, beneficially or of record, more than 5% of any class of shares of any Fund, except as provided in Appendix F.

Information About the Adviser and Distributor

The Adviser

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of June 30, 2020, Nuveen, LLC managed approximately $1.05 trillion in assets, of which approximately $144.4 billion was managed by Nuveen Fund Advisors.

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Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to each Fund. Nuveen Asset Management manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

The Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the distributor for the Funds’ shares.

Shareholder Proposals

The Corporation generally does not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Corporation does not hold regular shareholders’ meetings, the anticipated date of the next special shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders of the Corporation should send their written proposal to the Corporation at 333 West Wacker Drive, Chicago, Illinois 60606. Proposals must be received a reasonable time before the Corporation begins to print and mail its proxy materials for the meeting.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chair and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds (allocated among the Funds based on relative net assets). Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies. No solicitation expenses are expected for any Fund in connection with Proposal 1. An estimated cost of $7,500 plus reasonable expenses is expected for Nuveen Global Infrastructure Fund in connection with Proposal 2.

Fiscal Year

The fiscal year end of each Fund is set forth on Appendix A.

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Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following the applicable period. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on November 16, 2020

Each Fund’s proxy statement is available at www.nuveenproxy.com/Mutual-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting will necessitate adjournment and may subject your Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to any proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the Funds. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person (virtually) or represented by proxy at the Meeting. The persons named in the enclosed proxy card will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of shareholders.

IF YOU CANNOT BE PRESENT AT THE MEETING (VIRTUALLY), YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Christopher M. Rohrbacher

Vice President and Secretary

September 30, 2020

32

APPENDIX A

FUND INFORMATION

Shares of Each Class Outstanding as of the Record Date
Fund Name	Abbreviated Fund Name	Fiscal Year End	Class A	Class C	Class C1	Class C2	Class R3	Class R6	Class I

Nuveen Investment Funds, Inc.
Nuveen Dividend Value Fund	Dividend Value Fund	10/31	13,897,707	1,184,449	—	—	1,466,748	120,556,222	36,302173
Nuveen Global Infrastructure Fund	Global Infrastructure Fund	12/31	4,116,078	1,802,759	—	—	21,449	8,070,714	40,397,602
Nuveen Credit Income Fund	Credit Income Fund	06/30	12,061,525	3,015,608	—	—	35,296	—	14,332,277
Nuveen Large Cap Select Fund	Large Cap Select Fund	10/31	756,765	59,880	—	—	—	—	504,017
Nuveen Mid Cap Growth Opportunities Fund	Mid Cap Growth Opportunities Fund	10/31	5,467,759	300,032	—	—	589,708	653,890	3,355,299
Nuveen Mid Cap Value Fund	Mid Cap Value Fund	10/31	1,139,209	146,545	—	—	228,163	464,145	5,967,647
Nuveen Minnesota Intermediate Municipal Bond Fund	Minnesota Intermediate Municipal Bond Fund	05/31	11,791,693	1,317,661	2,323	399,376	—	—	27,807,646
Nuveen Minnesota Municipal Bond Fund	Minnesota Municipal Bond Fund	05/31	21,345,802	2,852,175	48,418	450,516	—	—	29,285,778
Nuveen Nebraska Municipal Bond Fund	Nebraska Municipal Bond Fund	05/31	4,550,918	275,338	9,517	136,430	—	—	4,949,248
Nuveen Oregon Intermediate Municipal Bond Fund	Oregon Intermediate Municipal Bond Fund	05/31	2,731,591	447,291	—	296,551	—	—	21,241,035
Nuveen Real Asset Income Fund	Real Asset Income Fund	12/31	7,892,664	7,571,234	—	—	—	4,399,537	54,675,517
Nuveen Real Estate Securities Fund	Real Estate Securities Fund	12/31	10,151,486	1,025,701	—	—	719,038	23,203,424	89,570,991
Nuveen Short Term Municipal Bond Fund	Short Term Municipal Bond Fund	03/31	28,922,414	1,738,557	—	382,067	—	—	45,021,692
Nuveen Small Cap Growth Opportunities Fund	Small Cap Growth Opportunities Fund	10/31	1,527,227	105,563	—	—	56,512	35,632	5,138,381
Nuveen Small Cap Select Fund	Small Cap Select Fund	10/31	6,445,684	194,756	—	—	674,068	186,778	2,922,581
Nuveen Small Cap Value Fund	Small Cap Value Fund	10/31	6,305,695	1,616,194	—	—	1,392,644	5,214,632	28,192,623
Nuveen Strategic Income Fund	Strategic Income Fund	06/30	10,638,576	3,220,085	—	—	282,749	5,799,429	37,911,025

A-1

APPENDIX B

SHARE OWNERSHIP

Dollar Range of Equity Securities By Board Members and Member Nominees

The following table lists the dollar range of equity securities beneficially owned by each Board Member and nominee in each Fund and in all Nuveen funds overseen by the Board Member or nominee as of December 31, 2019. The information as to beneficial ownership is based on statements furnished by each Board Member or nominee.

Fund	Evans	Hunter	Moschner	Nelson	Stockdale	Stone	Thornton(1)	Toth	Wolff	Young

Nuveen Investment Funds, Inc.
Dividend Value Fund	Over $100,000	$0	$0	$0	Over $100,000	$10,001-$50,000	$0	Over $100,000	Over $100,000	$0
Global Infrastructure Fund	$0	$0	$0	$0	$0	$0	$0	Over $100,000	$0	$0
Credit Income Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Large Cap Select Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Mid Cap Growth Opportunities Fund	Over $100,000	$0	$0	$0	Over $100,000	$50,001-$100,000	$0	$10,001-$50,000	$0	$0
Mid Cap Value Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Minnesota Intermediate Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Minnesota Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nebraska Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Oregon Intermediate Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Real Asset Income Fund	Over $100,000	Over $100,000	$0	$0	Over $100,000	Over $100,000	$0	Over $100,000	Over $100,000	$50,001-$100,000
Real Estate Securities Fund	$0	$0	$0	Over $100,000	$0	$0	$0	$50,001-$100,000	$0	$0
Short Term Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Small Cap Growth Opportunities Fund	$0	$0	$0	$0	$0	$0	$0	$10,001-$50,000	$0	$0
Small Cap Select Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Small Cap Value Fund	$0	$0	$0	$0	$0	$0	$0	Over $100,000	$0	$0
Strategic Income Fund	$0	$0	$0	$0	$0	$0	$0	Over $100,000	$0	$0
Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Board Member Nominees in Family of Investment Companies	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$0	Over $100,000	Over $100,000	Over $100,000

(1)	Matthew Thornton III does not currently serve as a Board Member. He is a nominee for election at the Meeting.

B-1

Fund Shares Owned By Board Members, Nominees And Executive Officers(1)

The following table sets forth, for each Board Member and nominee, the principal executive officer of the Funds, the principal financial officer of the Funds and for the Board Members, nominees and executive officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2019. The information as to beneficial ownership is based on statements furnished by each Board Member, nominee and executive officer.

Fund	Evans	Hunter	Moschner	Nelson	Stockdale	Stone	Thornton(2)	Toth	Wolff	Young	All Board Members and Executive Officers as a Group

Nuveen Investment Funds, Inc.
Dividend Value Fund	10,262	0	0	0	12,481	1,382	0	13,233	8,751	0	46,110
Global Infrastructure Fund	0	0	0	0	0	0	0	17,820	0	0	29,653
Credit Income Fund	0	0	0	0	0	0	0	0	0	0	5,238
Large Cap Select Fund	0	0	0	0	0	0	0	0	0	0	2,803
Mid Cap Growth Opportunities Fund	3,907	0	0	0	3,620	1,863		1,277	0	0	12,642
Mid Cap Value Fund	0	0	0	0	0	0	0	0	0	0	288
Minnesota Intermediate Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
Minnesota Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
Nebraska Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
Oregon Intermediate Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
Real Asset Income Fund	6,011	12,501	0	0	6,368	8,318	0	5,631	4,913	2,502	48,624
Real Estate Securities Fund	0	0	0	13,073	0	0	0	2,748	0	0	17,478
Short Term Municipal Bond Fund	0	0	0	0	0	0	0		0	0	0
Small Cap Growth Opportunities Fund	0	0	0	0	0	0	0	1,332	0	0	1,332
Small Cap Select Fund	0	0	0	0	0	0	0	0	0	0	5,685
Small Cap Value Fund	0	0	0	0	0	0	0	4,680	0	0	4,680
Strategic Income Fund	0	0	0	0	0	0	0	21,205	0	0	27,006

(1)

The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Proxy Statement.

(2)	Matthew Thornton III does not currently serve as a Board Member. He is a nominee for election at the Meeting.

B-2

APPENDIX C

BOARD MEMBER COMPENSATION

Aggregate Compensation from the Funds(1)

Fund	Fiscal Year End	Evans	Hunter	Moschner	Nelson	Stockdale	Stone	Thornton(2)	Toth	Wolff	Young

Nuveen Investment Funds, Inc.
Dividend Value Fund	10/31	$3,068	$3,135	$2,794	$3,234	$2,985	$3,145	N/A	$3,733	$2,879	$2,720
Global Infrastructure Fund	12/31	$1,419	$1,451	$1,292	$1,496	$1,381	$1,451	N/A	$1,730	$1,324	$1,261
Credit Income Fund	06/30	$624	$859	$579	$673	$608	$641	N/A	$762	$777	$821
Large Cap Select Fund	10/31	$187	$192	$172	$198	$181	$185	N/A	$229	$172	$172
Mid Cap Growth Opportunities Fund	10/31	$1,353	$1,378	$1,234	$1,421	$1,314	$1,389	N/A	$1,639	$1,275	$1,192
Mid Cap Value Fund	10/31	$864	$884	$786	$913	$843	$881	N/A	$1,056	$808	$767
Minnesota Intermediate Municipal Bond Fund	05/31	$983	$1,030	$926	$1,063	$942	$990	N/A	$1,214	$915	$945
Minnesota Municipal Bond Fund	05/31	$1,300	$1,358	$1,227	$1,404	$1,247	$1,310	N/A	$1,608	$1,213	$1,255
Nebraska Municipal Bond Fund	05/31	$220	$230	$207	$237	$212	$224	N/A	$272	$204	$215
Oregon Intermediate Municipal Bond Fund	05/31	$627	$657	$590	$677	$603	$638	N/A	$773	$582	$613
Real Asset Income Fund	12/31	$5,333	$5,514	$4,912	$5,624	$5,186	$5,455	N/A	$6,495	$5,033	$4,795
Real Estate Securities Fund	12/31	$9,239	$9,426	$8,420	$9,733	$8,999	$9,434	N/A	$11,250	$8,639	$8,178
Short Term Municipal Bond Fund	03/31	$1,547	$1,644	$1,463	$1,717	$1,567	$1,648	N/A	$1,974	$1,502	$1,647
Small Cap Growth Opportunities Fund	10/31	$410	$429	$373	$441	$398	$413	N/A	$502	$373	$382
Small Cap Select Fund	10/31	$284	$290	$259	$299	$276	$291	N/A	$345	$267	$251
Small Cap Value Fund	10/31	$5,432	$5,530	$4,954	$5,707	$5,282	$5,567	N/A	$6,589	$5,115	$4,784
Strategic Income Fund	06/30	$1,604	$1,672	$1,500	$1,722	$1,569	$1,647	N/A	$1,964	$1,501	$1,629

(1)

Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

C-1

Fund	Evans	Hunter	Moschner	Nelson	Stockdale	Stone	Thornton(2)	Toth	Wolff	Young

Nuveen Investment Funds, Inc.
Dividend Value Fund	$326	N/A	N/A	N/A	$579	$1,631	N/A	N/A	$1,007	$2,720
Global Infrastructure Fund	$151	N/A	N/A	N/A	$268	$750	N/A	N/A	$459	$1,261
Credit Income Fund	$59	N/A	N/A	N/A	$133	$300	N/A	N/A	$254	$821
Large Cap Select Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Mid Cap Growth Opportunities Fund	$145	N/A	N/A	N/A	$253	$723	N/A	N/A	$448	$1,192
Mid Cap Value Fund	$91	N/A	N/A	N/A	$165	$454	N/A	N/A	$281	$767
Minnesota Intermediate Municipal Bond Fund	$84	N/A	N/A	N/A	$197	$428	N/A	N/A	$296	$945
Minnesota Municipal Bond Fund	$111	N/A	N/A	N/A	$263	$562	N/A	N/A	$393	$1,255
Nebraska Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oregon Intermediate Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Real Asset Income Fund	$568	N/A	N/A	N/A	$1,007	$2,821	N/A	N/A	$1,742	$4,795
Real Estate Securities Fund	$986	N/A	N/A	N/A	$1,745	$4,881	N/A	N/A	$2,997	$8,178
Short Term Municipal Bond Fund	$127	N/A	N/A	N/A	$241	$616	N/A	N/A	$399	$1,254
Small Cap Growth Opportunities Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Small Cap Select Fund	$30	N/A	N/A	N/A	$53	$151	N/A	N/A	$94	$251
Small Cap Value Fund	$581	N/A	N/A	N/A	$1,019	$2,896	N/A	N/A	$1,796	$4,784
Strategic Income Fund	$149	N/A	N/A	N/A	$356	$746	N/A	N/A	$497	$1,629

(2)

Matthew Thornton III does not currently serve as a Board Member. He is a nominee for election at the Meeting. As of each Fund’s most recent fiscal year end, Mr. Thornton had not received any compensation from the Funds or other funds in the Nuveen fund complex.

C-2

APPENDIX D

BOARD AND COMMITTEE MEETINGS

HELD DURING CALENDAR YEAR ENDED DECEMBER 31, 2019*

Regular Board Meetings	Special Board Meetings	Executive Committee	Dividend Committee	Audit Committee	Compliance Committee	Nominating and Governance Committee	Open-End Funds Committee
6	9	0	4	4	5	5	4

*	Information is presented on a calendar year basis, as the Funds have different fiscal year ends.

D-1

APPENDIX E

AUDIT AND RELATED FEES

		Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
		Funds		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities
	Fiscal Year End	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020

Nuveen Investment Funds, Inc.
Credit Income Fund	06/30	$33,590	$34,965	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Minnesota Intermediate Municipal Bond Fund	05/31	$19,940	$20,335	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Minnesota Municipal Bond Fund	05/31	$20,165	$20,950	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nebraska Municipal Bond Fund	05/31	$18,805	$19,295	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Oregon Intermediate Municipal Bond Fund	05/31	$19,425	$19,820	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Short Term Municipal Bond Fund	03/31	$21,030	$20,995	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Strategic Income Fund	06/30	$46,015	$46,995	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

		Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
		Funds		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities
	Fiscal Year End	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019

Nuveen Investment Funds, Inc.
Dividend Value Fund	10/31	$19,071	$18,740	$0	$0	$0	$0	$2,979	$3,020	$0	$0	$0	$0	$0	$0
Global Infrastructure Fund	12/31	$46,663	$46,310	$0	$0	$0	$0	$21,943	$19,649	$0	$0	$0	$0	$0	$0
Large Cap Select Fund	10/31	$14,523	$14,615	$0	$0	$0	$0	$0	$3,020	$0	$0	$0	$0	$0	$0
Mid Cap Growth Opportunities Fund	10/31	$17,520	$16,370	$0	$0	$0	$0	$2,979	$3,020	$0	$0	$0	$0	$0	$0
Mid Cap Value Fund	10/31	$14,712	$15,660	$3,500	$0	$0	$0	$2,979	$3,020	$0	$0	$0	$0	$0	$0
Real Asset Income Fund	12/31	$52,903	$51,885	$0	$0	$0	$0	$3,283	$1,210	$0	$0	$0	$0	$0	$0
Real Estate Securities Fund	12/31	$58,452	$57,950	$0	$0	$0	$0	$5,683	$954	$0	$0	$0	$0	$0	$0
Small Cap Growth Opportunities Fund	10/31	$14,647	$14,745	$0	$0	$0	$0	$2,979	$3,020	$0	$0	$0	$0	$0	$0
Small Cap Select Fund	10/31	$14,752	$14,775	$3,500	$0	$0	$0	$2,979	$3,020	$0	$0	$0	$0	$0	$0
Small Cap Value Fund	10/31	$23,593	$22,920	$0	$0	$0	$0	$2,169	$3,020	$0	$0	$0	$0	$0	$0

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

		Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year End	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020

Nuveen Investment Funds, Inc.
Credit Income Fund	06/30	$0	$0	$0	$0	$0	$0	$0	$0
Minnesota Intermediate Municipal Bond Fund	05/31	$0	$0	$0	$0	$0	$0	$0	$0
Minnesota Municipal Bond Fund	05/31	$0	$0	$0	$0	$0	$0	$0	$0
Nebraska Municipal Bond Fund	05/31	$0	$0	$0	$0	$0	$0	$0	$0
Oregon Intermediate Municipal Bond Fund	05/31	$0	$0	$0	$0	$0	$0	$0	$0
Short Term Municipal Bond Fund	03/31	$0	$0	$0	$0	$0	$0	$0	$0
Strategic Income Fund	06/30	$0	$0	$0	$0	$0	$0	$0	$0

		Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year End	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019

Nuveen Investment Funds, Inc.
Dividend Value Fund	10/31	$2,979	$3,020	$0	$0	$0	$0	$2,979	$3,020
Global Infrastructure Fund	12/31	$21,943	$19,649	$0	$0	$0	$0	$21,943	$19,649
Large Cap Select Fund	10/31	$0	$3,020	$0	$0	$0	$0	$0	$3,020
Mid Cap Growth Opportunities Fund	10/31	$2,979	$3,020	$0	$0	$0	$0	$2,979	$3,020
Mid Cap Value Fund	10/31	$2,979	$3,020	$0	$0	$0	$0	$2,979	$3,020
Real Asset Income Fund	12/31	$3,283	$1,210	$0	$0	$0	$0	$3,283	$1,210
Real Estate Securities Fund	12/31	$5,683	$954	$0	$0	$0	$0	$5,683	$954
Small Cap Growth Opportunities Fund	10/31	$2,979	$3,020	$0	$0	$0	$0	$2,979	$3,020
Small Cap Select Fund	10/31	$2,979	$3,020	$0	$0	$0	$0	$2,979	$3,020
Small Cap Value Fund	10/31	$2,169	$3,020	$0	$0	$0	$0	$2,169	$3,020

APPENDIX F

LIST OF HOLDERS OF MORE THAN 5% OF ANY

CLASS OF SHARES IN EACH FUND

As of September 17, 2020, the following record owners of the specified Fund and class held the share amounts and corresponding percentages indicated below, which was owned either (i) beneficially by such persons or (ii) of record by such persons on behalf of customers who are the beneficial owners of such shares. Beneficial owners of 25% or more of a class of a Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Investment Funds, Inc.

Nuveen Dividend Value Fund – Class A	Charles Schwab & Co Inc	4,528,226.8040	32.58%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Edward D Jones & Co	826,910.4410	5.95%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

Nuveen Dividend Value Fund – Class C	National Financial Services LLC	224,933.9230	18.99%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	LPL Financial	203,523.2480	17.18%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Wells Fargo Clearing Services LLC	127,450.3490	10.76%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	Charles Schwab & Co Inc	111,303.7420	9.40%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	UBS WM USA	96,118.5430	8.11%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	American Enterprise Investment Serv	78,375.2030	6.62%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Great-West Trust Co LLC Trustee/C	74,320.3550	6.27%
	FBO Retirement Plans
	8515 E Orchard Rd 2T2
	Greenwood Vlg CO 80111-5002

	Raymond James	71,284.0000	6.02%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Pershing LLC	64,815.2310	5.47%
	1 Pershing Plz
	Jersey City NJ 07399-0001

Nuveen Dividend Value Fund – Class R3	PIMS/Prudential Retirement	916,914.6490	62.51%
	As Nominee for the Ttee/Cust
	Prudential SmartSolution IRA
	280 Trumbull St.
	Hartford CT 06103-3509

	PIMS/Prudential Retirement	173,259.1000	11.81%
	As Nominee for the Ttee/Cust
	Prudential SmartSolution IRA
	280 Trumbull St.
	Hartford CT 06103-3509

	PIMS/Prudential Retirement	115,007.7640	7.84%
	As Nominee for the Ttee/Cust
	Prudential SmartSolution IRA
	280 Trumbull St.
	Hartford CT 06103-3509

Nuveen Dividend Value Fund – Class R6	TIAA-CREF IMF Lifecycle Fund #2040	21,859,858.2630	18.13%
	Attn Janice Carnicelli
	MSC 730/07/01
	730 3rd Ave
	New York NY 10017-3206

	TIAA-CREF IMF Lifecycle Fund #2035	16,552,156.1650	13.73%
	Attn Janice Carnicelli
	MSC 730/07/01
	730 3rd Ave
	New York NY 10017-3206

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	TIAA-CREF IMF Lifecycle Fund #2045	15,047,905.4590	12.48%
	Attn Janice Carnicelli
	MSC 730/07/01
	730 3rd Ave
	New York NY 10017-3206

	TIAA-CREF IMF Lifecycle Fund #2030	14,306,507.6140	11.87%
	Attn Janice Carnicelli
	MSC 730/07/01
	730 3rd Ave
	New York NY 10017-3206

	TIAA-CREF IMF Lifecycle Fund #2025	11,885,052.9550	9.86%
	Attn Janice Carnicelli
	MSC 730/07/01
	730 3rd Ave
	New York NY 10017-3206

	TIAA-CREF IMF Lifecycle Fund #2050	10,828,856.8530	8.98%
	Attn Janice Carnicelli
	MSC 730/07/01
	730 3rd Ave
	New York NY 10017-3206

	TIAA-CREF IMF Lifecycle Fund #2020	7,714,536.2550	6.40%
	Attn Janice Carnicelli
	MSC 730/07/01
	730 3rd Ave
	New York NY 10017-3206

Nuveen Dividend Value Fund – Class I	JP Morgan Chase Bank NA FBO	21,541,437.2880	59.27%
	TIAA-CREF Trust Co as Cust
	For IRA Clients
	4 Metrotech Ctr
	Brooklyn NY 11245-0004

	Band & Co	2,835,198.2700	7.80%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

Nuveen Global Infrastructure Fund – Class A	National Financial Services LLC	678,059.5330	16.47%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Raymond James	608,315.9420	14.78%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Charles Schwab & Co Inc	395,661.8280	9.61%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	LPL Financial	378,292.1230	9.19%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	American Enterprise Investment Serv	357,421.0380	8.68%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Wells Fargo Clearing Services LLC	325,329.7720	7.90%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	Pershing LLC	294,540.6850	7.16%
	1 Pershing Plz
	Jersey City NJ 07399-0001

Nuveen Global Infrastructure Fund – Class C	National Financial Services LLC	763,839.7100	42.36%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	American Enterprise Investment Serv	219,215.1540	12.16%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Wells Fargo Clearing Services LLC	104,976.0930	5.82%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	LPL Financial	100,535.8380	5.58%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Raymond James	92,774.5140	5.15%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

Nuveen Global Infrastructure Fund – Class R3	Matrix Trust Company Cust. FBO	14,275.4930	66.55%
	CME Acquisitions, LLC DBA Cleveland
	717 17th Street
	Suite 1300
	Denver CO 80202-3304

	FIIOC FBO	2,474.9470	11.54%
	Julius Silvert Inc
	401K Profit Sharing Plan and Trust
	100 Magellan Way
	Covington KY 41015-1987

	Mid Atlantic Trust Company FBO	2,425.5000	11.31%
	Hardin Staffing, Inc. 401(K) Profit
	1251 Waterfront Place, Suite 525
	Pittsburgh PA 15222-4228

	FIIOC	1,082.3640	5.05%
	FBO Lawhon & Associates Inc
	401 (K) Profit Sharing Plan
	100 Magellan Way
	Covington KY 41015-1987

Nuveen Global Infrastructure Fund – Class R6	Band & Co	2,603,670.8540	32.28%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

	Northern Tr Co Cust FBO Children’s	2,226,288.7720	27.60%
	Medical Center Fnd Tr
	PO Box 92956
	Chicago IL 60675-2956

	Northern Tr Co Cust FBO Federated	1,816,765.1340	22.53%
	Mutual Insurance Tr
	PO Box 92956
	Chicago IL 60675-2956

	Capinco	799,376.6580	9.91%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

Nuveen Global Infrastructure Fund – Class I	American Enterprise Investment Serv	5,035,743.9370	12.47%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Merrill Lynch Pierce Fenner	4,999,672.7800	12.39%
	& Smith Safekeeping
	Attn Physical Team
	4800 Deer Lake Dr E
	Jacksonville FL 32246-6484

	Band & Co	3,682,118.9500	9.12%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

	SEI Private Trust Company	3,519,182.1200	8.72%
	C/O Washington Trust Bank
	1 Freedom Valley Dr
	Oaks PA 19456-9989

	RBC Capital Markets LLC	2,332,483.0910	5.78%
	Mutual Fund Omnibus Processing
	Omnibus
	Attn Mutual Fund Ops Manager
	60 South Sixth Street-P08
	Minneapolis MN 55402-4413

	Charles Schwab & Co Inc	2,331,831.9680	5.78%
	Special Custody Account
	For Benefit of Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	National Financial Services LLC	2,314,221.8180	5.73%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Nuveen Credit Income Fund – Class A	National Financial Services LLC	1,609,983.9300	13.35%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Wells Fargo Clearing Services LLC	1,140,440.3050	9.46%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	Pershing LLC	1,107,737.2280	9.18%
	1 Pershing Plz
	Jersey City NJ 07399-0001

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Raymond James	896,131.4760	7.43%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	E*Trade Savings Bank	861,147.8330	7.14%
	PO Box 6503
	Englewood CO 80155-6503

	Charles Schwab & Co Inc	773,306.6170	6.41%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	American Enterprise Investment Serv	761,583.5020	6.31%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Edward D Jones & Co	753,424.6210	6.25%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	LPL Financial	609,169.0730	5.05%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Nuveen Credit Income Fund – Class C	Wells Fargo Clearing Services LLC	644,059.8720	21.36%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	Pershing LLC	424,267.5810	14.07%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	JP Morgan Securities LLC Omnibus	390,507.1380	12.95%
	Account for the Exclusive Benefit
	Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

	UBS WM USA	351,839.1780	11.67%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Charles Schwab & Co Inc	190,854.4450	6.33%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	American Enterprise Investment Serv	181,480.3010	6.02%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	LPL Financial	178,829.9480	5.93%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Raymond James	173,842.6110	5.76%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	National Financial Services LLC	156,120.1930	5.18%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Nuveen Credit Income Fund – Class R3	Ascensus Trust Company FBO	12,065.0560	34.18%
	Make-A-Wish 401(K) Plan
	P.O. Box 10758
	Fargo ND 58106-0758

	State Street Bank and Trust Company	7,636.5180	21.64%
	Trustee and/or Custodian
	FBO ADP Access Product
	1 Lincoln St
	Boston MA 02111-2901

	Mid Atlantic Trust Company FBO	5,208.7290	14.76%
	Nosich & Ganz Attorneys at Law
	1251 Waterfront Place, Suite 525
	Pittsburgh PA 15222-4228

	Pershing LLC	3,679.0900	10.42%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	Ascensus Trust Co FBOY FBO	2,269.1770	6.43%
	Morris & Moffitt Inc 401K Plan
	PO Box 10758
	Fargo ND 58106-0758

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Mid Atlantic Trust Company FBO	1,804.1690	5.11%
	Seidman & Associates PC 401(K) Prof
	1251 Waterfront Place, Suite 525
	Pittsburgh PA 15222-4228

Nuveen Credit Income Fund – Class I	SEI Private Trust Company	4,421,784.8470	30.84%
	C/O GWP US Advisors
	One Freedom Valley Dr
	Oaks PA 19456-9989

	National Financial Services LLC	3,146,901.4980	21.95%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	C/O Union Bank	870,132.8760	6.07%
	SEI Private Trust Company
	One Freedom Valley Drive
	Oaks PA 19456-9989

	JP Morgan Chase Bank NA FBO	845,458.6620	5.90%
	TIAA-CREF Trust Co as Cust
	For IRA Clients
	4 Metrotech Ctr
	Brooklyn NY 11245-0004

	Pershing LLC	769,351.6130	5.37%
	1 Pershing Plz
	Jersey City NJ 07399-0001

Nuveen Large Cap Select Fund – Class A	Wells Fargo Clearing Services LLC	245,160.4890	32.40%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	National Financial Services LLC	100,052.4680	13.22%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Charles Schwab & Co Inc	87,522.0390	11.57%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Ascensus Trust Company FBO	55,703.1410	7.36%
	Amana Tool Corp. 401(K) & Profit Sh
	P.O. Box 10758
	Fargo ND 58106-0758

	UBS WM USA	51,065.1780	6.75%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	American Enterprise Investment Serv	38,693.2380	5.11%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Nuveen Large Cap Select Fund – Class C	Raymond James	37,282.3840	62.26%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	LPL Financial	7,063.7270	11.80%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Morgan Stanley Smith Barney LLC	5,382.1020	8.99%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Pershing LLC	3,242.1200	5.41%
	1 Pershing Plz
	Jersey City NJ 07399-0001

Nuveen Large Cap Select Fund – Class I	Band & Co	196,989.5000	39.08%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

	Pershing LLC	126,977.9950	25.19%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	Washington & Co	27,241.6860	5.40%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Mid Cap Growth Opportunities Fund – Class A	Charles Schwab & Co Inc	1,407,878.8640	25.75%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	State Street Bank and Trust Company	373,900.2090	6.84%
	Trustee and/or Custodian
	FBO ADP Access Product
	1 Lincoln St
	Boston MA 02111-2901

	National Financial Services LLC	304,648.4920	5.57%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Nuveen Mid Cap Growth Opportunities Fund – Class C	Wells Fargo Clearing Services LLC	64,898.3030	21.63%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	Charles Schwab & Co Inc	61,239.2950	20.41%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	Great-West Trust Co LLC Trustee/C	44,699.7180	14.90%
	FBO Retirement Plans
	8515 E Orchard Rd 2T2
	Greenwood Vlg CO 80111-5002

	LPL Financial	24,718.2380	8.24%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	American Enterprise Investment Serv	18,870.3090	6.29%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	National Financial Services LLC	18,747.9640	6.25%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Raymond James	17,505.4700	5.83%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	UMB Bank NA	16,124.5400	5.37%
	Cust Simple IRA
	Teresa D Mattie
	Western WI Plastics Simple Plan
	W 2093 Hwy T
	Mindoro WI 54644

Nuveen Mid Cap Growth Opportunities Fund – Class R3	Hartford Life Insurance Company	136,835.8280	23.20%
	Separate Account
	Attn UIT Operations
	PO Box 2999
	Hartford CT 06104-2999

	State Street Bank and Trust Company	130,345.8760	22.10%
	Trustee and/or Custodian
	FBO ADP Access Product
	1 Lincoln St
	Boston MA 02111-2901

	DCGT as Ttee and/or Cust	55,200.7940	9.36%
	FBO PLIC Various Retirement Plans
	Omnibus
	Attn NPIO Trade Desk
	711 High Street
	Des Moines IA 50392-0001

	Reliance Trust Co Custodian	37,441.6850	6.35%
	FBO MassMutual Omnibus
	PO Box 28004
	Atlanta GA 30358-0004

	Massachusetts Mutual	36,357.7920	6.16%
	Life Insurance Co
	1295 State St
	Springfield MA 01111-0001

	NABank	30,925.7170	5.24%
	PO Box 2180
	Tulsa OK 74101-2180

Nuveen Mid Cap Growth Opportunities Fund – Class R6	National Financial Services LLC	520,592.1810	79.62%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	FIIOC FBO	60,993.9970	9.33%
	Allen Systems Group, Inc. 401(K)
	Retirement Plan
	100 Magellan Way
	Covington KY 41015-1987

	Pershing LLC	35,990.6950	5.50%
	PO Box 2052
	Jersey City NJ 07303-2052

Nuveen Mid Cap Growth Opportunities Fund – Class I	National Financial Services LLC	1,374,524.4260	40.95%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Band & Co	427,928.0180	12.75%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

	Great-West Trust Co LLC Trustee/C	421,682.6910	12.56%
	FBO Retirement Plans
	8515 E Orchard Rd 2T2
	Greenwood Vlg CO 80111-5002

Nuveen Mid Cap Value Fund – Class A	Charles Schwab & Co Inc	303,170.6850	26.62%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	DCGT as Ttee and/or Cust	112,270.3510	9.86%
	FBO PLIC Various Retirement Plans
	Omnibus
	Attn NPIO Trade Desk
	711 High Street
	Des Moines IA 50392-0001

	National Financial Services LLC	60,313.3040	5.30%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Nuveen Mid Cap Value Fund – Class C	Charles Schwab & Co Inc	46,210.5340	31.70%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Wells Fargo Clearing Services LLC	22,644.8770	15.53%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	American Enterprise Investment Serv	15,266.4200	10.47%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	National Financial Services LLC	13,666.4420	9.37%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	LPL Financial	11,835.1490	8.12%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	UBS WM USA	11,031.5690	7.57%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Raymond James	9,279.6900	6.37%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Pershing LLC	8,678.4610	5.95%
	1 Pershing Plz
	Jersey City NJ 07399-0001

Nuveen Mid Cap Value Fund – Class R3	State Street Bank and Trust Company	42,973.4960	18.84%
	Trustee and/or Custodian
	FBO ADP Access Product
	1 Lincoln St
	Boston MA 02111-2901

	National Financial Services LLC	37,250.1660	16.33%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	PIMS/Prudential Retirement	37,231.3470	16.32%
	As Nominee for the Ttee/Cust
	Cherokee Health Systems, Inc.
	6350 W Andrew Johnson Hwy
	Talbott TN 37877-8605

	DCGT as Ttee and/or Cust	25,575.3760	11.21%
	FBO PLIC Various Retirement Plans
	Omnibus
	Attn NPIO Trade Desk
	711 High Street
	Des Moines IA 50392-0001

	Ascensus Trust Co FBOY FBO	16,801.4550	7.36%
	HSTA-HSTSO Ret Plan Benefit
	PO Box 10758
	Fargo ND 58106-0758

Nuveen Mid Cap Value Fund – Class R6	DCGT as Ttee and/or Cust	146,432.7250	31.54%
	FBO PLIC Various Retirement Plans
	Omnibus
	Attn NPIO Trade Desk
	711 High Street
	Des Moines IA 50392-0001

	Charles Schwab & Co Inc	58,955.5030	12.70%
	Special Custody Account
	For Benefit of Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	TIAA, FSB Cust/Ttee FBO:	38,738.4010	8.34%
	Retirement Plans for Which
	TIAA Acts as Recordkeeper
	Attn: Trust Operations
	211 N Broadway Ste 1000
	Saint Louis MO 63102-2748

Nuveen Mid Cap Value Fund – Class I	JP Morgan Chase Bank NA FBO	1,749,531.3560	29.32%
	TIAA-CREF Trust Co as Cust
	For IRA Clients
	4 Metrotech Ctr
	Brooklyn NY 11245-0004

	Wells Fargo Clearing Services LLC	488,153.7440	8.18%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	Standard Insurance Company	442,312.7900	7.41%
	1100 SW 6th Ave Ste P11A
	Portland OR 97204-1015

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	American Enterprise Investment Serv	402,667.2370	6.75%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Band & Co	396,397.3410	6.64%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

Nuveen Minnesota Intermediate Municipal Bond Fund – Class A	Charles Schwab & Co Inc	3,030,955.2720	25.71%
	Special Custody Acct FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	UBS WM USA	2,060,626.7640	17.48%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Edward D Jones & Co	1,935,689.9970	16.42%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	Wells Fargo Clearing Services LLC	1,141,968.6150	9.69%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	LPL Financial	870,169.2480	7.38%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	American Enterprise Investment Serv	704,188.8240	5.97%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Nuveen Minnesota Intermediate Municipal Bond Fund – Class C	American Enterprise Investment Serv	597,183.2030	45.32%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Charles Schwab & Co Inc	166,071.7690	12.60%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Wells Fargo Clearing Services LLC	162,064.5180	12.30%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	Edward D Jones & Co	99,667.5810	7.56%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	LPL Financial	73,435.0200	5.57%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Pershing LLC	66,255.5990	5.03%
	1 Pershing Plz
	Jersey City NJ 07399-0001

Nuveen Minnesota Intermediate Municipal Bond Fund – Class C1	LPL Financial	1,543.8200	66.43%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Charles Schwab & Co Inc	767.6520	33.03%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

Nuveen Minnesota Intermediate Municipal Bond Fund – Class C2	Charles Schwab & Co Inc	121,247.2880	30.36%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	RBC Capital Markets LLC	84,518.9550	21.16%
	Mutual Fund Omnibus Processing
	Omnibus
	Attn Mutual Funds Ops Manager
	60 South Sixth Street-P08
	Minneapolis MN 55402-4413

	LPL Financial	70,896.5350	17.75%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	American Enterprise Investment Serv	64,638.8450	16.18%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Edward D Jones & Co	20,473.3740	5.13%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

Nuveen Minnesota Intermediate Municipal Bond Fund – Class I	Band & Co	15,964,353.3360	57.45%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

	American Enterprise Investment Serv	2,056,470.4130	7.40%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Charles Schwab & Co Inc	1,862,876.1140	6.70%
	For the Benefit of their Customers
	211 Main St
	San Francisco CA 94105-1905

Nuveen Minnesota Municipal Bond Fund – Class A	Edward D Jones & Co	4,222,578.9480	19.82%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	Charles Schwab & Co Inc	2,501,249.6390	11.74%
	Special Custody Acct FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	UBS WM USA	2,116,452.8970	9.93%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	National Financial Services LLC	2,041,421.5550	9.58%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	American Enterprise Investment Serv	1,947,208.5650	9.14%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Wells Fargo Clearing Services LLC	1,731,941.0100	8.13%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	Pershing LLC	1,708,863.7800	8.02%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	RBC Capital Markets LLC	1,084,221.5360	5.09%
	Mutual Fund Omnibus Processing
	Omnibus
	Attn Mutual Funds Ops Manager
	60 South Sixth Street-P08
	Minneapolis MN 55402-4413

	LPL Financial	1,074,906.6110	5.05%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Nuveen Minnesota Municipal Bond Fund – Class C	American Enterprise Investment Serv	804,339.9690	28.20%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Wells Fargo Clearing Services LLC	512,167.1870	17.95%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	Edward D Jones & Co	452,520.7960	15.86%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	Charles Schwab & Co Inc	201,957.0710	7.08%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Pershing LLC	181,221.2470	6.35%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	LPL Financial	162,346.2040	5.69%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Minnesota Municipal Bond Fund – Class C1	Pershing LLC	15,129.9540	31.25%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	LPL Financial	8,804.8130	18.18%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	American Enterprise Investment Serv	8,033.9580	16.59%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	TD Ameritrade Inc FBO	5,551.4440	11.47%
	Our Customers
	PO Box 2226
	Omaha NE 68103-2226

	Edward D Jones & Co	3,505.2840	7.24%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	Arnold L Schultz &	2,767.8920	5.72%
	Darylle G Schultz JTWROS
	1708 Archibald St
	Northfield MN 55057-2882

Nuveen Minnesota Municipal Bond Fund – Class C2	American Enterprise Investment Serv	98,643.5160	21.90%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Charles Schwab & Co Inc	59,305.4700	13.16%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Edward D Jones & Co	54,139.5240	12.02%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	LPL Financial	52,417.3470	11.63%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	National Financial Services LLC	39,450.8310	8.76%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Wells Fargo Clearing Services LLC	35,467.5750	7.87%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	RBC Capital Markets LLC	32,669.4610	7.25%
	Mutual Fund Omnibus Processing
	Omnibus
	Attn Mutual Funds Ops Manager
	60 South Sixth Street-P08
	Minneapolis MN 55402-4413

	Pershing LLC	31,275.0240	6.94%
	1 Pershing Plz
	Jersey City NJ 07399-0001

Nuveen Minnesota Municipal Bond Fund – Class I	Band & Co	8,166,709.4020	27.91%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

	American Enterprise Investment Serv	6,081,184.2100	20.78%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	UBS WM USA	2,351,461.2580	8.04%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Pershing LLC	2,266,684.7040	7.75%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	Charles Schwab & Co Inc	2,046,920.6960	7.00%
	Special Custody Account
	For Benefit of Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	National Financial Services LLC	1,858,965.1090	6.35%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Nuveen Nebraska Municipal Bond Fund – Class A	Edward D Jones & Co	2,167,274.7350	47.63%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	Raymond James	586,447.3880	12.89%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Wells Fargo Clearing Services LLC	280,543.3860	6.17%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	RBC Capital Markets LLC	272,555.3900	5.99%
	Mutual Fund Omnibus Processing
	Omnibus
	Attn Mutual Funds Ops Manager
	60 South Sixth Street-P08
	Minneapolis MN 55402-4413

Nuveen Nebraska Municipal Bond Fund – Class C	American Enterprise Investment Serv	91,509.5680	33.24%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Edward D Jones & Co	53,987.9780	19.61%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	Wells Fargo Clearing Services LLC	42,342.3640	15.38%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	National Financial Services LLC	28,638.4220	10.40%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	LPL Financial	20,668.2590	7.51%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Raymond James	19,891.5060	7.22%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

Nuveen Nebraska Municipal Bond Fund – Class C1	LPL Financial	8,268.4090	86.88%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Nuveen Nebraska Municipal Bond Fund – Class C2	Edward D Jones & Co	27,856.0750	20.42%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	LPL Financial	23,237.6380	17.03%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Raymond James	20,866.3680	15.29%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Wells Fargo Clearing Services LLC	16,931.1240	12.41%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	American Enterprise Investment Serv	12,233.4270	8.97%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Pershing LLC	11,566.1610	8.48%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	UBS WM USA	11,340.2290	8.31%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Nebraska Municipal Bond Fund – Class I	Pershing LLC	1,559,282.0240	31.50%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	Band & Co	579,372.8180	11.70%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

	American Enterprise Investment Serv	477,821.2630	9.65%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	National Financial Services LLC	471,731.4700	9.53%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	TD Ameritrade Inc for the	310,821.0430	6.28%
	Exclusive Benefit of our Clients
	PO Box 2226
	Omaha NE 68103-2226

	LPL Financial	249,574.1480	5.04%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Nuveen Oregon Intermediate Municipal Bond Fund – Class A	Charles Schwab & Co Inc	681,529.6850	24.95%
	Special Custody Acct FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	National Financial Services LLC	345,429.6120	12.65%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Merrill Lynch Pierce Fenner & Smith	263,758.4210	9.66%
	Attn Physical Team
	4800 Deer Lake Dr E
	Jacksonville FL 32246-6484

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Raymond James	230,380.2580	8.43%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	American Enterprise Investment Serv	211,085.5280	7.73%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Wells Fargo Clearing Services LLC	179,833.8510	6.58%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	Edward D Jones & Co	163,647.8040	5.99%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	Morgan Stanley Smith Barney LLC	160,437.6370	5.87%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Nuveen Oregon Intermediate Municipal Bond Fund – Class C	Wells Fargo Clearing Services LLC	266,667.4120	59.62%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	American Enterprise Investment Serv	58,597.0820	13.10%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Morgan Stanley Smith Barney LLC	26,361.0010	5.89%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12

Nuveen Oregon Intermediate Municipal Bond Fund – Class C2	New York NY 10004-1932
	Wells Fargo Clearing Services LLC	135,847.9860	45.82%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Charles Schwab & Co Inc	56,445.6400	19.04%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Pershing LLC	40,491.8570	13.66%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	American Enterprise Investment Serv	16,011.8210	5.40%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Nuveen Oregon Intermediate Municipal Bond Fund – Class I	Band & Co	9,971,443.1670	46.97%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

	National Financial Services LLC	3,276,274.1520	15.43%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Charles Schwab & Co Inc	1,563,444.2470	7.36%
	Special Custody Account
	For Benefit of Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	Pershing LLC	1,180,841.0710	5.56%
	1 Pershing Plz
	Jersey City NJ 07399-0001

Nuveen Real Asset Income Fund – Class A	Wells Fargo Clearing Services LLC	1,516,245.6400	19.18%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	National Financial Services LLC	970,544.4240	12.28%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Morgan Stanley Smith Barney LLC	916,749.8280	11.60%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Charles Schwab & Co Inc	887,269.9980	11.22%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Pershing LLC	645,849.7770	8.17%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	American Enterprise Investment Serv	563,987.6860	7.13%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	UBS WM USA	413,400.8090	5.23%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

Nuveen Real Asset Income Fund – Class C	Wells Fargo Clearing Services LLC	1,792,199.3740	23.66%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	American Enterprise Invest ment Serv	945,248.7830	12.48%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Morgan Stanley Smith Barney LLC	938,383.7930	12.39%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	LPL Financial	655,881.8550	8.66%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	UBS WM USA	645,444.8370	8.52%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Raymond James	618,787.7820	8.17%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Charles Schwab & Co Inc	609,450.8540	8.05%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Pershing LLC	385,046.0090	5.08%
	1 Pershing Plz
	Jersey City NJ 07399-0001

Nuveen Real Asset Income Fund – Class R6	Northern Tr Co Cust FBO Fort Worth	2,156,476.2560	49.03%
	Employees Ret Fund Tr
	PO Box 92956
	Chicago IL 60675-2956

	Mac & Co	1,032,540.1370	23.47%
	Attn: Mutual Fund Operations
	500 Grant Street
	Room 151-1010
	Pittsburgh PA 15219-2502

	Northern Tr Co Cust FBO Children’s	529,023.3150	12.03%
	Medical Center Fnd Tr
	PO Box 92956
	Chicago IL 60675-2956

Nuveen Real Asset Income Fund – Class I	Wells Fargo Clearing Services LLC	13,194,564.8960	24.14%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	National Financial Services LLC	5,982,709.3180	10.94%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	American Enterprise Investment Serv	5,395,391.9250	9.87%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Charles Schwab & Co Inc	4,650,462.4260	8.51%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Morgan Stanley Smith Barney LLC	3,967,521.9370	7.26%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	MLPF&S for the Benefit of its	3,573,729.9040	6.54%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Charles Schwab & Co Inc	3,434,981.0620	6.28%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

Nuveen Real Estate Securities Fund – Class A	National Financial Services LLC	1,765,372.1780	17.40%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Charles Schwab & Co Inc	1,244,152.2360	12.26%
	Special Custody Account
	For Benefit of Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	Merrill Lynch Pierce Fenner & Smith	1,147,869.8440	11.31%
	Attn Physical Team
	4800 Deer Lake Dr E
	Jacksonville FL 32246-6484

	Wells Fargo Clearing Services LLC	638,216.1410	6.29%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	Charles Schwab & Co Inc	520,605.7480	5.13%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

Nuveen Real Estate Securities Fund – Class C	Wells Fargo Clearing Services LLC	309,412.9610	30.12%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	Pershing LLC	132,654.7290	12.91%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	Merrill Lynch Pierce Fenner & Smith	96,195.1830	9.36%
	Attn Physical Team
	4800 Deer Lake Dr E
	Jacksonville FL 32246-6484

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Charles Schwab & Co Inc	79,230.8270	7.71%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	National Financial Services LLC	79,194.8850	7.71%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	UBS WM USA	63,696.1520	6.20%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	LPL Financial	56,311.1970	5.48%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	American Enterprise Investment Serv	53,529.5410	5.21%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Morgan Stanley Smith Barney LLC	52,158.1230	5.08%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Nuveen Real Estate Securities Fund – Class R3	State Street Bank and Trust Company	165,110.3110	22.97%
	Trustee and/or Custodian
	FBO ADP Access Product
	1 Lincoln St
	Boston MA 02111-2901

	National Financial Services LLC	163,695.3920	22.77%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	AUL Group Retirement Account	37,928.0180	5.28%
	Attn Separate Accts
	PO Box 368
	Indianapolis IN 46206-0368

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Great-West Trust Company LLC FBO	36,441.7060	5.07%
	Employee Benefits Clients 401K
	8515 E Orchard Rd 2T2
	Greenwood Village CO 80111-5002

Nuveen Real Estate Securities Fund – Class R6	National Financial Services LLC	2,826,517.8200	12.20%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Charles Schwab & Co Inc	1,603,112.8790	6.92%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Great-West Trust Company LLC FBO	1,493,192.7150	6.45%
	Employee Benefits Clients 401K
	8515 E Orchard Rd 2T2
	Greenwood Village CO 80111-5002

	Mac & Co	1,203,734.6360	5.20%
	Attn Mutual Funds Ops
	500 Grant Street
	Room 151-1010
	Pittsburgh PA 15219-2502

Nuveen Real Estate Securities Fund – Class I	National Financial Services LLC	15,253,432.4330	17.02%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	VantageTrust – Unitized	14,596,841.3980	16.29%
	C/O ICMA Retirement Corporation
	777 North Capitol Street, NE
	Washington DC 2002-4239

	Band & Co	11,201,816.2080	12.50%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

	Charles Schwab & Co Inc	5,936,131.3580	6.63%
	Special Custody Account
	For Benefit of Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Short Term Municipal Bond Fund – Class A	Morgan Stanley Smith Barney LLC	4,655,462.0250	16.04%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	UBS WM USA	3,742,196.7350	12.89%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Wells Fargo Clearing Services LLC	3,648,231.2160	12.57%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	Merrill Lynch Pierce Fenner & Smith	3,006,082.9310	10.36%
	Attn Physical Team
	4800 Deer Lake Dr E
	Jacksonville FL 32246-6484

	National Financial Services LLC	2,968,920.8800	10.23%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Edward D Jones & Co	1,979,035.0460	6.82%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	Charles Schwab & Co Inc	1,794,094.0770	6.18%
	Special Custody Acct FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	JP Morgan Securities LLC Omnibus	1,578,664.2220	5.44%
	Account for the Exclusive Benefit
	Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

	Raymond James	1,460,516.8860	5.03%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Short Term Municipal Bond Fund – Class C	Morgan Stanley Smith Barney LLC	361,149.8740	20.77%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Raymond James	233,593.1990	13.44%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Wells Fargo Clearing Services LLC	232,902.4590	13.40%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	MLPF&S for the Benefit of its	210,102.5500	12.08%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	JP Morgan Securities LLC Omnibus	145,366.8970	8.36%
	Account for the Exclusive Benefit
	Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

	UBS WM USA	109,229.8160	6.28%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	RBC Capital Markets LLC	87,744.2580	5.05%
	Mutual Fund Omnibus Processing
	Omnibus
	Attn Mutual Funds Ops Manager
	60 South Sixth Street-P08

Nuveen Short Term Municipal Bond Fund – Class C2	Minneapolis MN 55402-4413	86,905.1650	22.75%
	Raymond James
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Wells Fargo Clearing Services LLC	74,478.0530	19.49%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	UBS WM USA	70,074.2750	18.34%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	RBC Capital Markets LLC	32,161.4440	8.42%
	Mutual Fund Omnibus Processing
	Omnibus
	Attn Mutual Funds Ops Manager
	60 South Sixth Street-P08
	Minneapolis MN 55402-4413

	Edward D Jones & Co	27,600.5570	7.22%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	Pershing LLC	22,907.0180	6.00%
	1 Pershing Plz
	Jersey City NJ 07399-0001

Nuveen Short Term Municipal Bond Fund – Class I	Band & Co	10,482,482.9240	23.32%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

	Merrill Lynch Pierce Fenner	6,074,135.4430	13.51%
	& Smith Safekeeping
	Attn Physical Team
	4800 Deer Lake Dr E
	Jacksonville FL 32246-6484

	Charles Schwab & Co Inc	5,081,354.3030	11.30%
	Special Custody Account
	For Benefit of Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	National Financial Services LLC	4,704,156.0510	10.46%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Morgan Stanley Smith Barney LLC	3,310,259.1360	7.36%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Wells Fargo Clearing Services LLC	2,812,873.4070	6.26%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	American Enterprise Investment Serv	2,807,904.3130	6.25%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Nuveen Small Cap Growth Opportunities Fund – Class A	Charles Schwab & Co Inc	478,737.8110	31.35%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	National Financial Services LLC	155,211.7640	10.16%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Nuveen Small Cap Growth Opportunities Fund – Class C	LPL Financial	19,375.7730	18.35%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	National Financial Services LLC	16,102.2450	15.25%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Pershing LLC	14,629.1630	13.86%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	Wells Fargo Clearing Services LLC	9,120.4720	8.64%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	Raymond James	8,288.5760	7.85%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	American Enterprise Investment Serv	8,089.3810	7.66%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Charles Schwab & Co Inc	7,141.7670	6.77%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	Amber Deutscher TOD	6,468.2980	6.13%
	Subject to STA TOD Rules
	2004 Walnut St
	Ellis KS 67637-1913

Nuveen Small Cap Growth Opportunities Fund – Class R3	Reliance Trust Company FBO	15,092.3000	26.71%
	Mid-Hudson 401K
	PO Box 28004
	Atlanta GA 30358-0004

	Mid Atlantic Trust Company FBO	12,024.8930	21.28%
	Smith Wilbert Vault, Inc Retirement
	1251 Waterfront Pl Ste 525
	Pittsburgh PA 15222-4228

	Mid Atlantic Trust Company FBO	8,510.7620	15.06%
	Alliance Defense Fund 401K PSP & Tr
	1251 Waterfront Place, Suite 525
	Pittsburgh PA 15222-4228

	Ascensus Trust Company FBO	5,569.1220	9.85%
	ATG 401(K) Profit Sharing Plan
	P.O. Box 10758
	Fargo ND 58106-0758

	Mid Atlantic Trust Company FBO	4,237.5250	7.50%
	Hill West Architects, LLP 401(K)
	1251 Waterfront Place, Suite 525
	Pittsburgh PA 15222-4228

	Matrix Trust Company Cust. FBO	3,514.6420	6.22%
	Butchershop Creative, LLC
	717 17th Street
	Suite 1300
	Denver CO 80202-3304

Nuveen Small Cap Growth Opportunities Fund – Class R6	SEI Private Trust Company	31,129.3790	87.36%
	C/O TIAA-SWP
	1 Freedom Valley Drive
	Oaks PA 19456-9989

	Matrix Trust Company as Agent for	4,017.2830	11.27%
	Newport Trust Company
	Select Trusses & Lumber, Inc. 401(K)
	35 Iron Point Circle
	Suite 300
	Folsom CA 95630-8589

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Small Cap Growth Opportunities Fund – Class I	JP Morgan Chase Bank NA FBO	2,249,107.1160	43.76%
	TIAA-CREF Trust Co as Cust
	For IRA Clients
	4 Metrotech Ctr
	Brooklyn NY 11245-0004

	Pershing LLC	2,157,539.9150	41.98%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	Band & Co	384,683.3160	7.49%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

Nuveen Small Cap Select Fund – Class A	Charles Schwab & Co Inc	1,746,522.2730	27.10%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	Charles Schwab & Co Inc	561,693.8740	8.71%
	Special Custody Account
	For Benefit of Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

Nuveen Small Cap Select Fund – Class C	Pershing LLC	60,324.2090	28.65%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	LPL Financial	44,988.3890	21.36%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	American Enterprise Investment Serv	30,170.9030	14.33%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	UBS WM USA	15,801.3740	7.50%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Wells Fargo Clearing Services LLC	14,573.9810	6.92%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Small Cap Select Fund – Class R3	Reliance Trust Co	113,959.4300	16.89%
	FBO MassMutual Omnibus PE
	PO Box 28004
	Atlanta GA 30358-0004

	Massachusetts Mutual	99,849.7450	14.80%
	Life Insurance Co
	1295 State St
	Springfield MA 01111-0001

	Hartford Life Insurance Company	91,774.5460	13.60%
	Separate Account
	Attn UIT Operations
	PO Box 2999
	Hartford CT 06104-2999

	State Street Bank and Trust Company	85,454.9510	12.67%
	Trustee and/or Custodian
	FBO ADP Access Product
	1 Lincoln St
	Boston MA 02111-2901

	DCGT as Ttee and/or Cust	42,674.5780	6.33%
	FBO PLIC Various Retirement Plans
	Omnibus
	Attn NPIO Trade Desk
	711 High Street
	Des Moines IA 50392-0001

	Massachusetts Mutual	37,338.2120	5.53%
	Life Insurance Co
	1295 State St
	Springfield MA 01111-0001

Nuveen Small Cap Select Fund – Class R6	SEI Trust Company OBO Nuveen TIAA	30,991.8390	16.59%
	Lifecycle Blend 2030
	Attn Tamara McManus
	1 Freedom Valley Dr
	Oaks PA 19456-9989

	SEI Trust Company OBO Nuveen TIAA	29,541.0460	15.82%
	Lifecycle Blend 2035
	Attn Tamara McManus
	1 Freedom Valley Dr
	Oaks PA 19456-9989

	SEI Trust Company OBO Nuveen TIAA	26,015.4580	13.93%
	Lifecycle Blend 2040
	Attn Tamara McManus
	1 Freedom Valley Dr
	Oaks PA 19456-9989

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	SEI Trust Company OBO Nuveen TIAA	22,911.6770	12.27%
	Lifecycle Blend 2045
	Attn Tamara McManus
	1 Freedom Valley Dr
	Oaks PA 19456-9989

	SEI Trust Company OBO Nuveen TIAA	21,961.2860	11.76%
	Lifecycle Blend 2025
	Attn Tamara McManus
	1 Freedom Valley Dr
	Oaks PA 19456-9989

	SEI Trust Company OBO Nuveen TIAA	17,007.5330	9.11%
	Lifecycle Blend 2050
	Attn Tamara McManus
	1 Freedom Valley Dr
	Oaks PA 19456-9989

	SEI Trust Company OBO Nuveen TIAA	12,306.9170	6.59%
	Lifecycle Blend 2055
	Attn Tamara McManus
	1 Freedom Valley Dr
	Oaks PA 19456-9989

	SEI Trust Company OBO Nuveen TIAA	11,858.5830	6.35%
	Lifecycle Blend 2020
	Attn Tamara McManus
	1 Freedom Valley Dr
	Oaks PA 19456-9989

Nuveen Small Cap Select Fund – Class I	National Financial Services LLC	614,456.3760	21.02%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Great-West Trust Co LLC Trustee/C	518,452.1790	17.74%
	FBO Retirement Plans
	8515 E Orchard Rd 2T2
	Greenwood Village CO 80111-5002

	TD Ameritrade Inc for the	324,782.5820	11.11%
	Exclusive Benefit of our Clients
	PO Box 2226
	Omaha NE 68103-2226

	JP Morgan Chase Bank NA FBO	178,643.1900	6.11%
	TIAA-CREF Trust Co as Cust
	For IRA Clients
	4 Metrotech Ctr
	Brooklyn NY 11245-0004

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	American Enterprise Investment Serv	154,087.9180	5.27%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Wells Fargo Bank FBO	147,326.4020	5.04%
	Various Retirement Plans
	1525 West Wt Harris Blvd
	Charlotte NC 28288-1076

Nuveen Small Cap Value Fund – Class A	Merrill Lynch Pierce Fenner	1,558,207.1600	24.71%
	& Smith Safekeeping
	Attn Physical Team
	4800 Deer Lake Dr E
	Jacksonville FL 32246-6484

	National Financial Services LLC	790,156.0330	12.53%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Charles Schwab & Co Inc	662,859.1670	10.51%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

Nuveen Small Cap Value Fund – Class C	Wells Fargo Clearing Services LLC	255,879.5580	15.69%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	American Enterprise Investment Serv	236,109.3510	14.48%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Raymond James	206,027.4220	12.64%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Charles Schwab & Co Inc	192,621.6580	11.81%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Merrill Lynch Pierce Fenner & Smith	158,901.8730	9.74%
	Attn Physical Team
	4800 Deer Lake Dr E
	Jacksonville FL 32246-6484

	Morgan Stanley Smith Barney LLC	139,323.0180	8.54%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Pershing LLC	128,857.1110	7.90%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	LPL Financial	126,324.0880	7.75%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	UBS WM USA	95,207.4230	5.84%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

Nuveen Small Cap Value Fund – Class R3	PIMS/Prudential Retirement	311,330.4630	22.33%
	As Nominee for the Ttee/Cust
	Prudential SmartSolution IRA
	280 Trumbull St.
	Hartford CT 06103-3509

	AUL Group Retirement Account	172,425.0850	12.37%
	Attn Separate Accts
	PO Box 368
	Indianapolis IN 46206-0368

	DCGT as Ttee and/or Cust	127,432.7560	9.14%
	FBO PLIC Various Retirement Plans
	Omnibus
	Attn NPIO Trade Desk
	711 High Street
	Des Moines IA 50392-0001

Nuveen Small Cap Value Fund – Class R6	MLPF&S for the Benefit of its	1,314,460.5220	25.22%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	TIAA FSB Cust Cust/Ttee FBO	755,032.9240	14.48%
	Retirement Plans for Which
	TIAA acts as Recordkeeper
	Attn Trust Operations
	211 N Broadway Ste 1000
	Saint Louis MO 63102-2748

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Diversified Investment Advisors FBO	431,462.0070	8.28%
	Transamerica Life Ins Company
	440 Mamaroneck Ave
	Harrison NY 10528-2418

	John Hancock Trust Company LLC	353,643.5840	6.78%
	690 Canton St Ste 100
	Westwood MA 02090-2324

	DCGT as Ttee and/or Cust	307,561.5270	5.90%
	FBO PLIC Various Retirement Plans
	Omnibus
	Attn NPIO Trade Desk
	711 High Street
	Des Moines IA 50392-0001

Nuveen Small Cap Value Fund – Class I	Merrill Lynch Pierce Fenner	3,872,583.7320	13.73%
	& Smith Safekeeping
	Attn Physical Team
	4800 Deer Lake Dr E
	Jacksonville FL 32246-6484

	National Financial Services LLC	3,331,110.0610	11.81%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Mac & Co	3,288,937.2470	11.66%
	Attn: Mutual Fund Operations
	500 Grant Street
	Room 151-1010
	Pittsburgh PA 15219-2502

	Charles Schwab & Co Inc	3,117,506.5330	11.05%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	LPL Financial	2,046,845.4520	7.26%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Nuveen Strategic Income Fund – Class A	National Financial Services LLC	2,228,507.7690	20.93%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Merrill Lynch Pierce Fenner & Smith	1,382,113.8300	12.98%
	Attn Physical Team
	4800 Deer Lake Dr E
	Jacksonville FL 32246-6484

	American Enterprise Investment Serv	963,754.2090	9.05%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Charles Schwab & Co Inc	908,706.3190	8.54%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Wells Fargo Clearing Services LLC	735,288.9070	6.91%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	Pershing LLC	645,591.6850	6.06%
	1 Pershing Plz
	Jersey City NJ 07399-0001

Nuveen Strategic Income Fund – Class C	Wells Fargo Clearing Services LLC	499,643.0560	15.51%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	American Enterprise Investment Serv	460,189.0160	14.29%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Charles Schwab & Co Inc	434,707.8290	13.49%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Pershing LLC	430,421.9390	13.36%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	Raymond James	260,210.4840	8.08%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Morgan Stanley Smith Barney LLC	209,096.2040	6.49%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	LPL Financial	205,051.6100	6.37%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	UBS WM USA	180,205.4050	5.59%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

Nuveen Strategic Income Fund – Class R3	Merrill Lynch Pierce Fenner & Smith	61,612.6110	21.79%
	Attn Physical Team
	4800 Deer Lake Dr E
	Jacksonville FL 32246-6484

	PAI Trust Company, Inc.	61,590.0880	21.78%
	Michael J. Adler DDS PC
	1300 Enterprise Drive
	De Pere WI 54115-4934

	FIIOC FBO	20,324.6410	7.19%
	Fabian E. Espinosa MD PA 401 (K)
	Plan
	100 Magellan Way
	Covington KY 41015-1987

	Laurance Kam FBO	18,743.4840	6.63%
	Cardiology Specialists of 401(K)
	6715 Little River Tpke
	Annandale VA 22003-3565

	Matrix Trust Company Cust. FBO	14,871.2220	5.26%
	Sorenson Engineering Inc PS 401K
	717 17th Street
	Suite 1300
	Denver CO 80202-3304

Nuveen Strategic Income Fund – Class R6	Mac & Co	4,460,919.7150	78.18%
	Attn: Mutual Fund Operations
	500 Grant Street
	Room 151-1010
	Pittsburgh PA 15219-2502

Nuveen Strategic Income Fund – Class I	Band & Co	9,142,958.1340	24.14%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Merrill Lynch Pierce Fenner	4,756,605.1670	12.56%
	& Smith Safekeeping
	Attn Physical Team
	4800 Deer Lake Dr E
	Jacksonville FL 32246-6484

	American Enterprise Investment Serv	3,759,017.6270	9.93%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	National Financial Services LLC	3,680,409.2860	9.72%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	LPL Financial	2,168,626.1550	5.73%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Morgan Stanley Smith Barney LLC	1,991,521.9580	5.26%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Nuveen

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NIF 1120

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

Visit: www.meetingcenter.io/251819459

on November 16 at 2:00 p.m. Central Time.

To participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

The Password for this meeting is

NUV2020.

Please detach at perforation before mailing.
NUVEEN INVESTMENT FUNDS, INC. SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 16, 2020

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Investment Funds, Inc., a Maryland corporation (the “Corporation”), on behalf of each series of the Corporation (each series of the Corporation, individually a “Fund,” and collectively, the “Funds”), revoking previous proxies, hereby appoints Mark J. Czarniecki, Diana R. Gonzalez, Kevin J. McCarthy, Christopher M. Rohrbacher and Eric F. Fess, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of the Fund(s) that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: www.meetingcenter.io/251819459, on November 16, 2020, at 2:00 p.m. Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is NUV2020. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Joint Proxy Statement is hereby acknowledged. The shares of Fund(s) represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NIV_31615_091620

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Investment Funds, Inc.

Special Meeting of Shareholders to Be Held Virtually on November 16, 2020.

The Joint Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/Mutual-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

FUNDS	FUNDS	FUNDS
Nuveen Credit Income Fund	Nuveen Dividend Value Fund	Nuveen Global Infrastructure Fund
Nuveen Large Cap Select Fund	Nuveen Mid Cap Growth Opportunities Fund	Nuveen Mid Cap Value Fund
Nuveen Minnesota Intermediate Municipal Bond Fund	Nuveen Minnesota Municipal Bond Fund	Nuveen Nebraska Municipal Bond Fund
Nuveen Oregon Intermediate Municipal Bond Fund	Nuveen Real Asset Income Fund	Nuveen Real Estate Securities Fund
Nuveen Short Term Municipal Bond Fund	Nuveen Small Cap Growth Opportunities Fund	Nuveen Small Cap Select Fund
Nuveen Small Cap Value Fund	Nuveen Strategic Income Fund

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposals

1.	To elect ten Board Members:				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Jack B. Evans	02. William C. Hunter	03. Albin F. Moschner	04. John K. Nelson	☐	☐	☐
	05. Judith M. Stockdale	06. Carole E. Stone	07. Matthew Thornton III	08. Terence J. Toth
	09. Margaret L. Wolff	10. Robert L. Young

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided

2.	To approve revisions to its fundamental investment policy regarding industry concentration.

	FOR	AGAINST	ABSTAIN
Nuveen Global Infrastructure Fund	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

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xxxxxxxxxxxxxx	NIV 31615	M xxxxxxxx